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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 27, 2006

                                    HEI, Inc.
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             (Exact name of registrant as specified in its charter)

           Minnesota                    0-10078                41-0944876
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

 PO Box 5000, 1495 Steiger Lake Lane, Victoria, Minnesota        55386
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       (Address of principal executive offices)               (Zip Code)

       (Registrant's telephone number, including area code) (952) 443-2500

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

         On January 25, 2006, Mr. James C. Vetricek notified HEI, Inc. (the "Company") of his intention to resign his position as Vice President of Operations in mid-February 2006. The Company does not presently intend to replace Mr. Vetricek. A copy of the Company's press release is furnished as
Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 8.01   OTHER EVENTS.

         On January 27, 2006, HEI, Inc. (the "Company") issued a press release that describes a reorganization of the Company's management team.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

[The following Exhibits are filed as a part of this Report / The following Exhibits shall be deemed furnished and not filed as a part of this Report:]

Exhibit No.   Description of Exhibit
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   99.1       Press Release dated January 27, 2006, reporting Management
              Realignment including resignation of Vice President of Operations.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                HEI, INC.


Date: January 27, 2006
                                                By   /s/ Timothy Clayton
                                                     ---------------------------
                                                     Timothy Clayton
                                                Its: Chief Financial Officer

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                                  EXHIBIT INDEX

   99.1 Press Release dated January 27, 2006, reporting Management Realignment including resignation of Vice President of Operations.

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